UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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SCHEDULE 14A INFORMATION

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Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

FIESTA RESTAURANT GROUP, INC.
(Name of Registrant as Specified in its Charter)

________________________________________________________________

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts FIESTA RESTAURANT GROUP, INC. 2023 Annual Meeting Vote by May 9, 2023 11:59 PM ET FIESTA RESTAURANT GROUP, INC. ATTN: LOUIS DIPIETRO, SVP, CLPO, GC, SECRETARY 14800 LANDMARK BOULEVARD, SUITE 500 DALLAS, TX 75254 V09586-P84387 You invested in FIESTA RESTAURANT GROUP, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 10, 2023. Get informed before you vote View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 26, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* May 10, 2023 10:00 AM EDT Virtually at: www.virtualshareholdermeeting.com/FRGI2023 *Please check the meeting materials for any special requirements for meeting attendance

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. To elect the following Directors of Fiesta Restaurant Group, Inc.: Nominees: 1a. Stacey Rauch 1b. Nicholas Daraviras For 1c. Nicholas Shepherd 1d. Paul Twohig 1e. Sherrill Kaplan 1f. Andrew Rechtschaffen 1g. Nirmal K. Tripathy 2. To adopt, on an advisory basis, a non-binding resolution approving the compensation of the Company’s Named Executive Officers, as described in the Proxy Statement under “Executive Compensation”. 3. To ratify the appointment of RSM US LLP as the independent registered public accounting firm of the Company for the 2023 fiscal year. 4. To consider and act upon such other matters as may properly come before the 2023 Annual Meeting. NOTE: The shares represented by the proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no such direction is made, the proxy will be voted FOR items 1, 2, 3 and 4. If any other matters properly come before the meeting, the shareholder(s) named in the proxy will vote in their discretion. These items of business are more fully described in the Proxy Statement. Only shareholders of record on March 15, 2023 may vote at the meeting or any adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V09587-P84387